                                    EXHIBIT 1

         The undersigned each agree, in connection with their beneficial ownership of Class A Common Shares of United National Group, Ltd., (i) that they are members of a "group" filing this Schedule 13G pursuant to Rule 13d-1(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) that they shall jointly file a Schedule 13G pursuant to Section 13(d) of the Exchange Act, together with any amendments to the Schedule 13G that from time to time may be required; and (ii) that the Schedule 13G and any such amendments are and will be filed on behalf of each of them.

                      FOX PAINE INTERNATIONAL GP, LTD.

                      By: /s/ W. Dexter Paine, III
                         -------------------------
                      Name: W. Dexter Paine, III
                      Title: Director

                      FOX PAINE CAPITAL INTERNATIONAL GP, L.P.

                      By: Fox Paine International GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              -----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      FOX PAINE CAPITAL FUND II INTERNATIONAL, L.P.

                      By: Fox Paine Capital International
                          GP, L.P., its General Partner

                          By: Fox Paine International GP, Ltd., its General
                                Partner

                              By: /s/ W. Dexter Paine, III
                                  ----------------------------
                              Name: W. Dexter Paine, III
                              Title: Director

                      FOX PAINE CAPITAL CO-INVESTORS INTERNATIONAL GP, LTD.

                      By: /s/ W. Dexter Paine, III
                         ----------------------------
                      Name: W. Dexter Paine, III
                      Title: Director

                      U.N. HOLDINGS (CAYMAN), LTD.

                      By:/s/ Troy W. Thacker
                         -------------------------
                      Name: Troy W. Thacker
                      Title: Director

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                      U.N. CO-INVESTMENT FUND I (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              ---------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND II (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              ----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND III (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              ----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND IV (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              ----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND V (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              ----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND VI (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              -----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND VII (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              ---------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND VIII (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                             ----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      U.N. CO-INVESTMENT FUND IX (CAYMAN), L.P.

                      By: Fox Paine Capital Co-Investors International
                          GP, Ltd., its General Partner

                          By: /s/ W. Dexter Paine, III
                              ----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director

                      FOX PAINE & COMPANY, LLC

                          By: /s/ W. Dexter Paine, III
                              ----------------------------
                          Name: W. Dexter Paine, III
                          Title: Director